UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2012

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   281-878-1000

______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 5, 2012, the Registrant issued a press release announcing that it had entered into a Limited Waiver and Amendment to its Credit Facility with Wells Fargo Bank, NA, effective April 5, 2012.  The agreement provided for a waiver of covenant violations for the period ending December 31, 2011 and extended the maturity date of the facility to May 31, 2012. The Company is in the process of negotiating a new credit facility with other senior lenders and believes that such a facility will be in place on or prior to the new expiration date of the Wells Fargo facility. The outstanding balance on the facility as of December 31, 2011 was approximately $16.4 million.  Copies of the new credit agreement and the press release are attached to this filing as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference.

Item 2.02.	Results of Operation and Financial Condition

On April 12, 2012, the Registrant issued a press release with respect to the Company's performance during the fourth quarter and fiscal year ended December 31, 2011.  The original press release contained the following typographical errors:

1.	Removed the words “from continuing operations” in the net income (loss) paragraph that begins “For fiscal year 2011,…”;
2.	The “Engineering & Construction” line item of the second table in the column labeled Quarter Ended December 31, 2011 table should have stated $47.1 million in Total Revenue;
3.	The “Consolidated” line item of the second table in the column labeled Quarter Ended December 31, 2010 table should have stated 8.1% Gross Margin and 3.0% Operating Margin; and
4.
The Net Income (Loss) line item in the table labeled “Financial Highlights” should have stated “$(3,972)” and “$(496)” thousand in the column labeled Quarter Ended December 31, 2011 and 2010, respectively.

The amounts have been corrected in Exhibit 99.1 below. The errors were a clerical oversight by the Company and does not materially affect its results of operations and financial condition for the quarter and fiscal year ended December 31, 2011, as reported in the Company’s press release issued on April 12, 2012 and included in this current report on Form 8-K.

A copy of the corrected press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Number	Exhibit
10.1	Limited Waiver and First Amendment to First Amended and Restated Credit Agreement and Revolving Line of Credit Note between ENGlobal and Wells Fargo Bank dated April 5, 2012
99.1	Press Release, dated April 12, 2012, of ENGlobal Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation

Date: April 17, 2012	/s/ Natalie S. Hairston
Natalie S. Hairston Vice President - Investor Relations, Chief Governance Officer and Corporate Secretary